UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 2, 2023

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 2, 2023, Baxter International Inc. (the "Company") held its 2023 Annual Meeting. Of the 505,523,153 shares outstanding and entitled to vote, 443,194,379 shares were represented at the meeting, constituting a quorum of approximately 88%. The following is a summary of the matters voted on at the 2023 Annual Meeting.
(a)The ten nominees for director were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
José (Joe) E. Almeida	361,852,100	33,701,315	1,956,493	45,684,471
Michael F. Mahoney	383,057,652	13,911,184	541,072	45,684,471
Patricia B. Morrison	393,043,858	3,957,883	508,167	45,684,471
Stephen N. Oesterle	387,974,278	8,983,436	552,194	45,684,471
Nancy M. Schlichting	379,485,505	17,509,528	514,875	45,684,471
Brent Shafer	392,915,009	4,034,031	560,868	45,684,471
Cathy R. Smith	362,712,574	34,285,979	511,355	45,684,471
Amy A. Wendell	385,028,500	11,967,719	513,689	45,684,471
David S. Wilkes	393,039,608	3,926,902	543,398	45,684,471
Peter M. Wilver	381,620,681	15,310,118	579,109	45,684,471
(b)By the following vote, stockholders approved, on an advisory basis, the 2022 compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
308,247,917	88,194,108	1,067,883	45,684,471
(c)By the following vote, stockholders recommended, to hold an advisory vote on executive compensation on an annual basis:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
391,353,532	432,251	4,878,519	845,606	45,684,471
Based on these results, the Company will continue to hold an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of such advisory vote.
(d)By the following vote, stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2023:

For	Against	Abstain
417,840,759	24,780,050	573,570
(e)By the following vote, stockholders did not approve the stockholder proposal relating to stockholder ratification of termination pay:

For	Against	Abstain	Broker Non-Votes
38,402,901	357,438,127	1,668,880	45,684,471
(f)By the following vote, stockholders did not approve the stockholder proposal relating to executives retaining significant stock:

For	Against	Abstain	Broker Non-Votes
123,622,408	272,425,698	1,461,802	45,684,471
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 4, 2023

BAXTER INTERNATIONAL INC.

/s/ Ellen K. Bradford
By:	Ellen K. Bradford
Senior Vice President and Corporate Secretary